Exhibit 99.2

LAS VEGAS SANDS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements give effect to the acquisition of Interface Group Holding Company, Inc. (“Interface Holding”) by Las Vegas Sands, Inc. (“LVSI”) in a manner similar to a pooling-of-interests and are based upon and should be read in conjunction with the historical financial statements of LVSI and Interface Holding. On July 29, 2004, LVSI acquired 100% of Interface Holding from the Principal Stockholder of LVSI in exchange for 220,370 shares of common stock of LVSI. Sheldon G. Adelson, the principal stockholder of LVSI was the sole stockholder of Interface Holding. Given the common ownership of LVSI and Interface Holding, the acquisition of Interface Holding by LVSI will be presented as a reorganization of entities under common control, in a manner similar to a pooling-of-interests. Interface Holding is the holder of the Redeemable Preferred Interest in Venetian Casino Resort, LLC.

The unaudited pro forma condensed combined statements of operations assume the acquisition occurred on January 1, 2001 and gives effect to the elimination of intercompany revenues and expenses and the Preferred Return on the Redeemable Preferred Interest in Venetian Casino Resort, LLC. The unaudited pro forma condensed combined balance sheet assumes the acquisition occurred on June 30, 2004 and gives effect to the elimination of intercompany receivables and payables and the Redeemable Preferred Interest in Venetian Casino Resort, LLC and a distribution of certain assets by Interface Holding immediately prior to the completion of its acquisition by LVSI.

The unaudited pro forma condensed combined financial statements of LVSI are prepared in accordance with Article 11 of Regulation S-X.

LAS VEGAS SANDS, INC.
PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)
AS OF JUNE 30, 2004
(AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

	Las Vegas Sands, Inc. Historical	Interface Holding	Adjustments and Eliminations		Las Vegas Sands, Inc. Pro Forma

ASSETS
Current assets:
Cash and cash equivalents	$671,241	$13,241	$(12,920	)(4)	$671,562
Restricted cash and cash equivalents	12,460	21,284	–		33,744
Accounts receivable, net	56,050	1,696	(788	)(1)	56,958
Inventories	6,126	–	–		6,126
Prepaid expenses	9,985	550	(46	)(4)	10,489

Total current assets	755,862	36,771	(13,754)		778,879

Property and equipment, net	1,513,395	51,294	(375	)(4)	1,564,314
Deferred offering costs, net	33,474	–	–		33,474
Redeemable Preferred Interest in Venetian
Casino Resort, LLC	–	252,628	(252,628	)(2)	–
Other assets, net	28,764	68	–		28,832

	$2,331,495	$340,761	$(266,757)		$2,405,499

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$27,518	$3,171	$(788	)(1)	$29,901
Construction payables	51,900	–	–		51,900
Construction payables-contested	7,232	–	–		7,232
Accrued interest payable	5,001	–	–		5,001
Other accrued liabilities	105,491	13,619	–		119,110
Current maturities of long-term debt	14,900	3,158	–		18,058

Total current liabilities	212,042	19,948	(788)		231,202

Other long-term liabilities	188,483	–	–		188,483
Redeemable Preferred Interest in Venetian
Casino Resort, LLC a wholly owned subsidiary	252,628	–	(252,628	)(2)	–
Long-term debt	1,312,540	121,167	–		1,433,707

	1,965,693	141,115	(253,416)		1,853,392

Stockholders' equity:
Common stock, $.10 par value, 3,000,000 shares
authorized, 1,220,370 shares issued and outstanding	100	1	22	(3)	123
Receivable from stockholders	(858)	(1,812)	1,812	(4)	(858)
Capital in excess of par value	128,653	19,269	(22	)(3)	147,900
Retained earnings	237,907	182,188	(15,153	)(4)	404,942

	365,802	199,646	(13,341)		552,107

	$2,331,495	$340,761	$(266,757)		$2,405,499

LAS VEGAS SANDS, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

1.	Reflects the elimination of amounts receivable and payable between Interface Holding and LVSI.

2.	Reflects the elimination of the Preferred Interest in Venetian Casino Resort.

3.	Reflects the the issuance of 220,370 shares of LVSI common stock to the principal stockholder of LVSI in connection with the acquisition of Interface Holding.

4.	Reflects the distribution of cash, accounts receivable and fixed and other assets by Interface Holding to its sole stockholder immediately prior to LVSI's acquisition of Interface Holding.

LAS VEGAS SANDS, INC.
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2004
(AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

	Las Vegas Sands, Inc. Historical	Interface Holding	Eliminations		Las Vegas Sands, Inc. Pro Forma

Revenues:
Casino	$228,597	$–	$–		$228,597
Rooms	164,597	–	–		164,597
Food and beverage	67,528	–	(1,847	)(1)	65,681
Retail and other	37,703	36,752	(966	)(2)(3)	73,489

	498,425	36,752	(2,813)		532,364
Less-promotional allowances	(26,521)	–	–		(26,521)

Net revenues	471,904	36,752	(2,813)		505,843

Operating expenses:
Casino	98,630	–	(94	)(3)	98,536
Rooms	38,717	–	–		38,717
Food and beverage	33,296	–	(465	)(2)	32,831
Retail and other	17,323	15,805	(1,853	)(1)	31,275
Provision for doubtful accounts	6,692	–	–		6,692
General and administrative	67,457	9,291	–		76,748
Corporate expense	6,105	–	(401	)(3)	5,704
Rental expense	4,689	–	–		4,689
Pre-opening and developmental expense	19,107	–	–		19,107
Depreciation and amortization	30,862	1,521	–		32,383
Gain on sale of Grand Canal Shops	(418,222)	–	–		(418,222)

	(95,344)	26,617	(2,813)		(71,540)

Operating income	567,248	10,135	–		577,383

Other income (expense):
Interest income	897	197	–		1,094
Interest expense, net of amounts capitalized	(61,750)	(3,541)	–		(65,291)
Preferred return on Redeemable Preferred
Interest in Venetian Casino Resort, LLC	(14,300)	14,300	–		–
Other income (expense)	(9)	–	–		(9)
Loss on early retirement of debt	(1,371)	–	–		(1,371)

Net income	$490,715	$21,091	$–		$511,806

Basic earnings per share	$490.72				$419.39 (5)

Diluted earnings per share	$490.01				$418.89 (5)

Dividends declared per share	$107.91				$88.42 (5)

Weighted average shares outstanding:

Basic	1,000,000				1,220,370

Diluted	1,001,437				1,221,807

LAS VEGAS SANDS, INC.
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2003
(AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

	Las Vegas Sands, Inc. Historical	Interface Holding	Eliminations		Las Vegas Sands, Inc. Pro Forma

Revenues:
Casino	$136,691	$–	$–		$136,691
Rooms	113,930	–	–		113,930
Food and beverage	40,885	–	(1,637	)(1)	39,248
Retail and other	37,018	28,732	(625)	(2)(3)	65,125

	328,524	28,732	(2,262)		354,994
Less-promotional allowances	(19,437)	–	–		(19,437)

Net revenues	309,087	28,732	(2,262)		335,557

Operating expenses:
Casino	63,455	–	(87	)(3)	63,368
Rooms	29,082	–	–		29,082
Food and beverage	19,114	–	(117	)(2)	18,997
Retail and other	16,615	11,169	(1,665	)(1)	26,119
Provision for doubtful accounts	4,756	–	–		4,756
General and administrative	50,963	9,764	–		60,727
Corporate expense	4,789	–	(393	)(3)	4,396
Rental expense	5,067	–	–		5,067
Pre-opening and developmental expense	4,845	–	–		4,845
Depreciation and amortization	21,988	1,526	–		23,514

	220,674	22,459	(2,262)		240,871

Operating income	88,413	6,273	–		94,686

Other income (expense):
Interest income	824	209	–		1,033
Interest expense, net of amounts capitalized	(54,732)	(3,833)	–		(58,565)
Preferred return on Redeemable Preferred
Interest in Venetian Casino Resort, LLC	–	12,727	(12,727	)(4)	–
Other income (expense)	819	–	–		819

Income before preferred return	35,324	15,376	(12,727)		37,973

Preferred return on Redeemable Preferred
Interest in Venetian Casino Resort, LLC	(12,727)	–	12,727	(4)	–

Net income	$22,597	$15,376	$–		$37,973

Basic earnings per share	$22.60				$31.12	(5)

Diluted earnings per share	$22.53				$31.04	(5)

Weighted average shares outstanding:
Basic	1,000,000				1,220,370

Diluted	1,003,000				1,223,370

LAS VEGAS SANDS, INC.
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 2003
(AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

	Las Vegas Sands, Inc. Historical	Interface Holding	Eliminations		Las Vegas Sands, Inc. Pro Forma

Revenues:
Casino	$272,804	$–	$–		$272,804
Rooms	251,397	–	–		251,397
Food and beverage	82,882	–	(2,675	)(1)	80,207
Retail and other	79,242	54,502	(1,542	)(2)(3)	132,202

	686,325	54,502	(4,217)		736,610
Less-promotional allowances	(44,856)	–	–		(44,856)

Net revenues	641,469	54,502	(4,217)		691,754

Operating expenses:
Casino	128,339	–	(169	)(3)	128,170
Rooms	64,819	–	–		64,819
Food and beverage	40,797	–	(620	)(2)	40,177
Retail and other	33,468	22,778	(2,690	)(2)	53,556
Provision for doubtful accounts	8,084	–	–		8,084
General and administrative	107,523	18,611	–		126,134
Corporate expense	10,914	–	(738	)(3)	10,176
Rental expense	10,128	–	–		10,128
Pre-opening and developmental expense	10,525	–	–		10,525
Depreciation and amortization	50,837	3,022	–		53,859

	465,434	44,411	(4,217)		505,628

Operating income	176,035	10,091	–		186,126

Other income (expense):
Interest income	1,716	409	–		2,125
Interest expense, net of amounts capitalized	(114,924)	(7,518)	–		(122,442)
Other income (expense)	825	–	–		825
Preferred return on Redeemable Preferred
Interest in Venetian Casino Resort, LLC	–	26,217	(26,217	)(4)	–

Income before preferred return	63,652	29,199	(26,217)		66,634

Preferred return on Redeemable Preferred
Interest in Venetian Casino Resort, LLC	(26,217)	–	26,217	(4)	–

Net income	$37,435	$29,199	$–		$66,634

Basic earnings per share	$37.44				$54.60	(5)

Diluted earnings per share	$37.36				$54.51	(5)

Dividends declared per share	$4.20				$3.44	(5)

Weighted average shares outstanding:
Basic	1,000,000				1,220,370

Diluted	1,002,000				1,222,370

LAS VEGAS SANDS, INC.
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 2002
(AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

	Las Vegas Sands, Inc. Historical	Interface Holding	Eliminations		Las Vegas Sands, Inc. Pro Forma

Revenues:
Casino	$256,484	$–	$–		$256,484
Rooms	206,706	–	–		206,706
Food and beverage	70,300	–	(2,655	)(1)	67,645
Retail and other	72,395	55,640	(1,326)	(2)(3)	126,709

	605,885	55,640	(3,981)		657,544
Less-promotional allowances	(34,208)	–	–		(34,208)

Net revenues	571,677	55,640	(3,981)		623,336

Operating expenses:
Casino	119,186	–	(343	)(3)	118,843
Rooms	53,435	–	–		53,435
Food and beverage	35,217	–	(73	)(2)	35,144
Retail and other	32,736	21,260	(2,664	)(1)	51,332
Provision for doubtful accounts	21,393	–	–		21,393
General and administrative	94,410	18,503	–		112,913
Corporate expense	11,015	–	(901	)(3)	10,114
Rental expense	7,640	–	–		7,640
Pre-opening and developmental expense	5,925	–	–		5,925
Depreciation and amortization	43,638	3,024	–		46,662

	424,595	42,787	(3,981)		463,401

Operating income	147,082	12,853	–		159,935

Other income (expense):
Interest income	2,564	463	–		3,027
Interest expense, net of amounts capitalized	(110,348)	(10,101)	–		(120,449)
Interest expense on indebtedness to
Principal Stockholder	(4,010)	–	–		(4,010)
Other income (expense)	1,045	–	–		1,045
Preferred return on Redeemable Preferred
Interest in Venetian Casino Resort, LLC	–	23,333	(23,333	)(4)	–
Loss on early retirement of debt	(51,392)	–	–		(51,392)

Loss before preferred return	(15,059)	26,548	(23,333)		(11,844)
Preferred return on Redeemable Preferred
Interest in Venetian Casino Resort, LLC	(23,333)	–	23,333	(4)	–

Net loss	$(38,392)	$26,548	$–		$(11,844)

Basic loss per share	$(38.39)				$(9.71	)(5)

Diluted loss per share	$(38.39)				$(9.71	)(5)

Weighted average shares outstanding:
Basic	1,000,000				1,220,370

Diluted	1,000,000				1,220,370

LAS VEGAS SANDS, INC.
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 2001
(AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

	Las Vegas Sands, Inc. Historical	Interface Holding	Eliminations		Las Vegas Sands, Inc. Pro Forma

Revenues:
Casino	$227,240	$–	$–		$227,240
Rooms	204,242	–	–		204,242
Food and beverage	61,977	–	(2,487	)(1)	59,490
Retail and other	73,034	66,827	(1,266	)(2)(3)	138,595

	566,493	66,827	(3,753)		629,567
Less-promotional allowances	(42,594)	–	–		(42,594)

Net revenues	523,899	66,827	(3,753)		586,973

Operating expenses:
Casino	139,936	–	(713	)(3)	139,223
Rooms	50,039	–	–		50,039
Food and beverage	29,630	–	(239	)(2)	29,391
Retail and other	32,302	24,579	(2,504	)(1)	54,377
Provision for doubtful accounts	20,198	–	–		20,198
General and administrative	86,887	18,176	–		105,063
Corporate expense	6,376	–	(297	)(3)	6,079
Rental expense	8,074	–	–		8,074
Pre-opening and developmental expense	355	–	–		355
Depreciation and amortization	40,823	3,149	–		43,972

	414,620	45,904	(3,753)		456,771

Operating income	109,279	20,923	–		130,202

Other income (expense):
Interest income	1,385	3,777	–		5,162
Interest expense, net of amounts capitalized	(101,724)	(13,425)	–		(115,149)
Interest expense on indebtedness to
Principal Stockholder	(9,020)	–	–		(9,020)
Other income (expense)	(1,938)	–	–		(1,938)
Preferred return on Redeemable Preferred
Interest in Venetian Casino Resort, LLC	–	20,766	(20,766	)(4)	–
Loss on early retirement of debt	(1,383)	–	–		(1,383)

Income (loss) before preferred return	(3,401)	32,041	(20,766)		7,874

Preferred return on Redeemable Preferred
Interest in Venetian Casino Resort, LLC	(20,766)	–	20,766	(4)	–

Net income (loss)	$(24,167)	$32,041	$–		$7,874

Basic earnings (loss) per share	$(24.17)				$6.45 (5)

Diluted earnings (loss) per share	$(24.17)				$6.45 (5)

Weighted average shares outstanding:
Basic	1,000,000				1,220,370

Diluted	1,000,000				1,220,370

LAS VEGAS SANDS, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

1.	Reflects the elimination of revenues and expenses from audio visual, telecommunications, electrical, janitorial and other related services provided by LVSI to Interface Holding.

2.	Reflects the elimination of revenues and expenses from meeting and conference facility usage, custodial labor, telecommunications, custom signage and graphic imaging services provided by Interface Holding to LVSI.

3.	Reflects the elimination of revenues and expenses from travel and aircraft usage services provided by Interface Holdings to LVSI.

4.	Reflects the elimination of the Preferred Return on the Redeemable Preferred Interest in Venetian Casino Resort, LLC.

5.	Reflects the dilutive impact of the issuance of 220,370 shares of LVSI common stock in connection with the acquisition of Interface Holding.